AMENDMENT,
                            DATED NOVEMBER 10, 2003,
                                       TO
                         RULE 18F-3 MULTIPLE CLASS PLAN
                              RYDEX DYNAMIC FUNDS,
                             DATED AUGUST 28, 2000,
                                   AS AMENDED

                                  AMENDMENT TO

                         RULE 18F-3 MULTIPLE CLASS PLAN

                                   Schedule A
----------------------------------------------------------------------------
FUND                                   A CLASS     C CLASS     H CLASS
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Master Titan 500
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Master Tempest 500
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Master Venture 100
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Master Velocity 100
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Titan 500                              X           X           X
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Tempest 500                            X           X           X
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Venture 100                            X           X           X
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Velocity 100                           X           X           X
----------------------------------------------------------------------------
----------------------------------------------------------------------------
LONG DYNAMIC DOW 30                                X           X
----------------------------------------------------------------------------
----------------------------------------------------------------------------
INVERSE DYNAMIC DOW 30                             X           X
----------------------------------------------------------------------------